                                  Table of Contents

                                           OVERVIEW
                             LETTER TO SHAREHOLDERS       1
                                  ECONOMIC SNAPSHOT       2

                                PERFORMANCE SUMMARY
                                  RETURN HIGHLIGHTS       4

                              PORTFOLIO AT A GLANCE
                                     CREDIT QUALITY       6
                      TWELVE-MONTH DIVIDEND HISTORY       6
                                   TOP FIVE SECTORS       7
      NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                   Q&A WITH YOUR PORTFOLIO MANAGERS       8
                                  GLOSSARY OF TERMS      11

                                     BY THE NUMBERS
                           YOUR TRUST'S INVESTMENTS      12
                               FINANCIAL STATEMENTS      21
                      NOTES TO FINANCIAL STATEMENTS      26
                     REPORT OF INDEPENDENT AUDITORS      32
                         DIVIDEND REINVESTMENT PLAN      33



          BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
                       RESULTS OF SHAREHOLDER VOTES      36
                    TRUSTEE AND OFFICER INFORMATION      37

Look to Van Kampen as a time-tested partner.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2002

Dear Shareholder,

Market changes are inevitable and impossible to predict. This is why investors may be best served by having a long-term portfolio, allocated among several types of assets. Through asset allocation, you may mitigate the effects of short-term fluctuations in individual investments.

Your financial advisor can help you stay the course with your long-term plan. Together, you can periodically revisit your asset allocation, and confirm that it is still suited to your individual needs. Or, if your objectives have changed, your financial advisor can help you modify your portfolio.

Whether you're building or simply fine-tuning your portfolio, we encourage you to look to Van Kampen as a time-tested partner. Consistent with our belief in the importance of asset allocation, we offer a wide range of investment products, each managed with discipline and integrity.

                  We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily happiness.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIES GENERALLY DO NOT GROW IN A STRAIGHT LINE, AS WAS EVIDENT THROUGHOUT THE REPORTING PERIOD. ON THE HEELS OF THE SECOND QUARTER'S STRONG GROWTH, THE TREND SHIFTED TOWARD A REDUCED LEVEL OF ECONOMIC ACTIVITY IN SEPTEMBER AND OCTOBER 2002.

COMPANIES, ESPECIALLY THOSE IN MANUFACTURING, CONTINUED TO EXPRESS RELUCTANCE TO EXPAND INVENTORIES AND PAYROLLS. AS THEY'VE DONE THROUGHOUT MOST OF 2002, CONSUMERS TOOK ADVANTAGE OF THE LOWEST MORTGAGE AND FINANCING RATES SEEN IN DECADES. THE MONTHS-LONG HOME AND CAR BUYING SPREES CONTINUED IN OCTOBER, BUT CONSUMER CONFIDENCE STATISTICS--A KEY INDICATION OF ECONOMIC ACTIVITY IN FUTURE MONTHS--REVEALED A DRAMATIC DROP IN SENTIMENT.

THIS UNEXPECTED DIP IN CONFIDENCE HEIGHTENED INVESTORS' CONCERNS ABOUT THE UPCOMING HOLIDAY SHOPPING SEASON. ADDITIONALLY, IT GAVE INVESTORS REASON TO BELIEVE THE FEDERAL RESERVE OPEN MARKET COMMITTEE (FOMC) WOULD CHOOSE TO LOWER RATES AT ITS UPCOMING MEETING IN EARLY NOVEMBER.*

MANY INVESTORS ALSO PROVED WARY OF THE WEST COAST'S DOCKWORKERS' LABOR DISPUTE, THE RESULTING LOCK-OUT--AND THE POTENTIALLY NEGATIVE IMPLICATIONS IT COULD HAVE ON THE ECONOMY. WHILE THE PRESIDENT'S INVOCATION OF THE TAFT-HARTLEY ACT IN EARLY OCTOBER ENABLED DOCKWORKERS TO RESUME THEIR DUTIES--AND ALLOWED MERCHANDISE TO MOVE THROUGH THE PORTS AND INTO THE STORES--MANY INVESTORS FEARED THE DELAY WOULD IMPACT SALES AND, ULTIMATELY, PROFITABILITY.

AGAINST THIS BACKDROP, INFLATION LEVELS REMAINED WELL-CONTAINED AS CRUDE OIL PRICES EXPERIENCED A DRAMATIC DROP.

*NOTE: THE FOMC CUT INTEREST RATES BY 50 BASIS POINTS ON NOVEMBER 6, BRINGING THE INTENDED FEDERAL FUNDS RATE TO 1.25%--A 40-YEAR LOW.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 2000--October 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50
                                                                            1.75                               1.80
                                                                            1.75                               1.50
Oct 02                                                                      1.75                               2.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2002)

------------------------------
NYSE Ticker Symbol - VKS
------------------------------

----------------------------------------------------------------------
One-year total return(1)                                    10.14%
----------------------------------------------------------------------
Five-year average annual total return(1)                     7.83%
----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                 5.55%
----------------------------------------------------------------------
Commencement date                                         01/22/93
----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                     7.25%
----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                11.81%
----------------------------------------------------------------------
Preferred share (Series A) rate(4)                          1.750%
----------------------------------------------------------------------
Preferred share (Series B) rate(4)                          1.800%
----------------------------------------------------------------------
Net asset value                                             $14.44
----------------------------------------------------------------------
Closing common share market price                           $13.66
----------------------------------------------------------------------
One-year high common share market price (10/08/02)          $14.75
----------------------------------------------------------------------
One-year low common share market price (12/19/01)           $12.63
----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax bracket.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2002
- AAA/Aaa............  74.3%   [PIE CHART]
- AA/Aa..............   6.5%
- A/A................   4.7%
- BBB/Baa............  12.0%
- BB/Ba..............   0.7%
- B/B................   0.8%
- CCC/Cea............   0.1%
- Non-Rated..........   0.9%
As of October 31, 2001
- AAA/Aaa............  69.0%   [PIE CHART]
- AA/Aa..............   7.6%
- A/A................   5.5%
- BBB/Baa............  13.1%
- BB/Ba..............   2.8%
- Non-Rated..........   2.0%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended October 31, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/01                                                                          $0.0715
12/01                                                                          $0.0715
1/02                                                                           $0.0750
2/02                                                                           $0.0790
3/02                                                                           $0.0790
4/02                                                                           $0.0790
5/02                                                                           $0.0790
6/02                                                                           $0.0825
7/02                                                                           $0.0825
8/02                                                                           $0.0825
9/02                                                                           $0.0825
10/02                                                                          $0.0825

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                      OCTOBER 31, 2002                   OCTOBER 31, 2001
                                                                      ----------------                   ----------------
General Purpose                                                            24.10%                              18.00%
Health Care                                                                15.70%                              15.50%
Industrial Revenue                                                         12.80%                               5.70%
Transportation                                                              6.80%                               6.50%
Public Building                                                             6.30%                               5.80%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--January 1993 through October 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
1/93                                                                      14.0300                            15.0000
                                                                          14.1600                            14.2500
                                                                          14.7200                            14.5000
                                                                          15.3100                            14.7500
12/93                                                                     15.1100                            14.2500
                                                                          13.3400                            12.6250
                                                                          13.2200                            12.3750
                                                                          12.9500                            11.6250
12/94                                                                     12.2600                            10.8750
                                                                          13.4700                            12.2500
                                                                          13.3300                            11.6250
                                                                          13.5400                            11.6250
12/95                                                                     14.0700                            12.0000
                                                                          13.4300                            11.8750
                                                                          13.2300                            11.6250
                                                                          13.5500                            11.7500
12/96                                                                     13.7800                            11.6250
                                                                          13.4500                            11.3750
                                                                          13.9300                            12.5620
                                                                          14.3200                            12.9375
12/97                                                                     14.6200                            13.1250
                                                                          14.5800                            13.1875
                                                                          14.6000                            13.3125
                                                                          14.9800                            13.8750
12/98                                                                     14.7500                            13.9375
                                                                          14.6400                            13.6875
                                                                          13.9500                            13.0000
                                                                          13.4700                            11.6250
12/99                                                                     12.9900                            11.6875
                                                                          13.3300                            11.1875
                                                                          13.2900                            11.3750
                                                                          13.5600                            11.5625
                                                                          14.3100                            11.8125
12/00                                                                     14.4500                            12.4100
                                                                          14.2400                            12.3300
                                                                          14.6300                            13.1500
                                                                          14.1400                            13.1600
12/01                                                                     14.0300                            13.1500
                                                                          14.4300                            14.2000
                                                                          15.1000                            14.5600
10/02                                                                     14.4400                            13.6600

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE TIMOTHY HANEY, VICE PRESIDENT; ROBERT WIMMEL, VICE PRESIDENT; AND JOHN R. REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2002.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OVER THE PAST 12 MONTHS?

A   The economic backdrop of the past
12 months set the tone for historic levels of activity in the municipal bond market. The first six months of the fiscal year saw investors wavering between expectations of economic recovery on the one hand and continued economic malaise on the other. The Federal Reserve Bank (the "Fed") continued to stimulate the flagging economy by lowering the federal funds target interest rate three times over the first three months. With that rate at historic lows, the economy appeared to be moving gradually into recovery.

    Market sentiment turned decidedly negative in the second half of the period. The economic indicators that had been giving mixed to positive signals moved into negative territory in October, and from then to the end of the period the bulk of the economic news came in weaker than expected. This, in combination with corporate-governance issues and geopolitical concerns, led to a marked deterioration in investor sentiment and helped push municipal bond yields to levels not seen since the mid-1960s.

    One of the most significant effects of the drop in yields has been a surge in issuance. Municipalities moved aggressively to lock in lower financing rates by issuing new debt as well as refinancing existing obligations originated during periods of higher interest rates. This wave of new issuance appears to be track to lift calendar year 2002 above the record $292 billion in issuance set in 1993.

    Faltering investor sentiment also prolonged the bear market in equities. Although this has been a painful time for equity investors, it appears to have been a boon for municipal bond funds. Investors seeking to put their cash to work have been drawn by the relatively strong performance of municipal bonds and have poured near-record amounts of money into municipal bond mutual funds.

    This is not to say that the bond market was entirely immune to bad news that drove the stock markets down. Much of that news centered on corporate-governance scandals and the faltering economy. These factors served to undermine the corporate-backed segments of the municipal market as well and led to general underperformance by lower-rated bonds relative to AAA-rated paper.

    Looking out along the yield curve, the past 12 months also saw two divergent periods of performance for intermediate and long-dated municipal bonds. During the first six months of the period, expectations of economic recovery brought the inevitable fears of rising interest rates. As a result, the short to intermediate portion of the curve turned in the best performance for that period. The long end of the curve rallied sharply in the second half, when hopes for a quick recovery proved futile. Even with this rally, however, intermediate bonds still outperformed over the 12-month period.

Q   HOW DID THE TRUST PERFORM IN
    THIS ENVIRONMENT?

A   The portfolio continued to offer
what we believe is a competitive level of tax-exempt income. The trust's monthly dividend of $0.0825 per share translated to a distribution rate of 7.25 percent based on the trust's closing common share market price on October 31, 2002. Based on these figures, investors in the 38.6 percent federal income tax bracket would have to earn a distribution rate of 11.81 percent on a taxable investment to match the tax-exempt yield provided by the trust.

    For the 12 months ended October 31, 2002, the trust produced a total return of 10.14 percent based on common share market price. This reflects an increase in common share market price from $13.28 per share on October 31, 2001, to $13.66 per share on October 31, 2002. Of course, past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 5.87 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN MANAGING THE TRUST?

A   One of our primary strategies was
to realign the portfolio to position it for a changing-interest-rate environment. We emphasized purchases on the intermediate part of the yield curve. Our quantitative analysis indicated that this was the portion of the curve that offered the most attractive total return potential. At the same time, we were able to identify several high-quality bonds that offered the yield advantage of longer-term securities but traded like the intermediate issues favored by our analysis. These bonds offered the double advantage of meeting our desired investment profile while supporting the trust's yield. We also shortened the portfolio's duration at the end of the period in order to protect shareholders from unwanted volatility in case interest rates reversed their decline.

    We focused our intermediate purchases in the higher credit grades as part of a broader effort to improve the portfolio's credit profile. Slow economic growth during the period led to declining credit conditions that had a negative impact on issuers' ability to meet their obligations. With rates at such low levels, the possibility of an increase in interest rates became increasingly likely during the period. Rising rates tend to cause spreads on lower-rated bonds to widen, thus hampering performance.

    High-grade bonds proved beneficial to the trust's performance over the short term. Bonds with higher credit ratings tend to have less issuer-specific risk and so are more responsive to general market movements than lower-rated issues. As a result, these holdings helped boost the trust's sensitivity to falling interest rates and were a boon to performance during this year's rally.

    At the long end of the curve, we continued to follow our long-standing strategy of trading between states, sectors and coupon structures as they moved into and out of our range of fair value. Here again we focused our efforts on high-grade issues that offered great liquidity.

    We followed a similar strategy in the hospital sector. Several of the older bonds in the portfolio reached our performance targets during the period, and we were able to sell them at attractive prices. We reinvested the proceeds of those sales into newer issues with better total return prospects.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Our outlook remains as it has been
for most of the past year. We believe economic activity is likely to pick up at some point, though it is of course difficult to say when. That said, with long-bond yields at 30-year lows, we believe the likelihood of an impending turn in the cycle may be higher than previously thought. As a result, we will continue to watch the economy closely for any signs of recovery that might induce the Fed to raise interest rates.

    We also expect equity market sentiment to continue to be a key driver of cash flows into our market. We believe municipal bond funds are likely to continue to enjoy strong inflows as long as stocks remain weak.

    In order to seek to manage the portfolio's interest rate exposure in a changing interest rate environment, we may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. We expect to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUTURES CONTRACTS: The purchase of a futures contract creates a firm obligation by the trust, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the trust, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. Such bonds are issued to finance essential government projects, such as highways and schools.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS: Interest rate swaps involve the exchange by the trust with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  157.8%
           ALABAMA  4.2%
$ 5,000    Alabama Wtr Pollutn Ctl Auth Revolving Fd
           Ln Ser A (AMBAC Insd) (a).................   5.000%   08/15/15   $  5,194,400
  1,300    Marshall Cnty, Al Hlth Care Ser A.........   5.750    01/01/32      1,306,344
                                                                            ------------
                                                                               6,500,744
                                                                            ------------
           CALIFORNIA  19.9%
  3,330    Anaheim, CA Ctfs Partn Anaheim Mem Hosp
           Assn Rfdg (Escrowed to Maturity) (AMBAC
           Insd).....................................   5.000    05/15/13      3,550,646
 20,000    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj Ser C (FSA
           Insd).....................................    *       09/01/25      5,904,800
  2,500    California Hlth Fac Auth Rev KaiSer
           Permanente Med Ctr........................   5.450    10/01/13      2,514,150
  6,420    California Pollutn Ctl Fin Auth Pollutn
           Ctl Rev Pacific Gas & Elec Ser B (MBIA
           Insd) (a).................................   6.350    06/01/09      6,568,880
    495    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser C (Var Rate Cpn) (GNMA
           Collateralized)...........................   7.800    02/01/28        566,919
  5,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Conv Cap Apprec Rfdg (b)..............  0/5.800   01/15/20      3,382,950
  2,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev
           Sr Lien Ser A Rfdg (FSA Insd).............   5.500    10/01/18      2,263,340
  1,300    Paramount, CA Redev Agy Tax Alloc (MBIA
           Insd).....................................   6.250    08/01/23      1,363,713
 13,880    San Joaquin Hills, CA Tran Corridor Agy
           Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
           Insd).....................................    *       01/15/28      3,645,721
  4,000    Whisman, CA Sch Dist Cap Apprec Ser D (FSA
           Insd).....................................    *       02/01/25      1,236,960
                                                                            ------------
                                                                              30,998,079
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           COLORADO  4.1%
$ 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @
           08/31/05).................................   7.000%   08/31/26   $  1,165,230
  1,000    Colorado Hlth Fac Auth Rev Hosp Parkview
           Med Ctr Proj..............................   6.500    09/01/20      1,067,330
  1,875    Colorado Hsg Fin Auth Multi-Family Hsg
           Insd Mtg Ser A............................   6.800    10/01/37      1,956,600
    355    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser C1....................................   7.550    11/01/27        362,490
    230    Colorado Hsg Fin Auth Single Family Pgm Sr
           Ser F.....................................   8.625    06/01/25        234,381
  1,700    Denver, CO City & Cnty Arpt Rev Ser A (FSA
           Insd).....................................   5.000    11/15/25      1,666,918
                                                                            ------------
                                                                               6,452,949
                                                                            ------------
           CONNECTICUT  2.1%
  1,500    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement (c)....   6.400    09/01/11      1,619,535
  1,500    Mashantucket Western Pequot Tribe CT Spl
           Rev Ser A, 144A--Private Placement
           (Prerefunded @ 09/01/07) (c)..............   6.400    09/01/11      1,733,025
                                                                            ------------
                                                                               3,352,560
                                                                            ------------
           GEORGIA  2.5%
  1,870    Georgia Muni Elec Auth Pwr Rev Ser A (FGIC
           Insd).....................................   5.500    01/01/12      2,119,439
    130    Georgia Muni Elec Auth Pwr Rev Ser A
           (Prerefunded @ 01/01/10) (FGIC Insd)......   5.500    01/01/12        148,533
  1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
           (Escrowed to Maturity) (FGIC Insd)........   5.500    01/01/12      1,630,542
                                                                            ------------
                                                                               3,898,514
                                                                            ------------
           ILLINOIS  13.6%
  5,500    Chicago, IL Brd of Ed Cap Apprec Sch
           Reform Ser B-1 (FGIC Insd)................    *       12/01/28      1,327,700
  4,335    Chicago, IL Cap Apprec City Colleges......    *       01/01/30        987,513
  2,540    Chicago, IL O'Hare Intl Arpt Rev Second
           Lien Passenger Fac Ser A (AMBAC Insd).....   5.375    01/01/32      2,591,003
  1,700    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
           United Airl Proj Ser B Rfdg...............   5.200    04/01/11        238,068

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           ILLINOIS (CONTINUED)
$   300    Chicago, IL O'Hare Intl Arpt Spl United
           Airl Proj Ser A...........................   5.350%   09/01/16   $     42,000
  5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)
           (a).......................................   5.500    01/01/38      5,224,700
    950    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A (ACA Insd)...............   6.500    12/01/08      1,087,949
  1,635    Cook Cnty, IL Sch Dist No 100 Berwyn South
           (FSA Insd)................................   8.100    12/01/15      2,258,262
  5,000    Cook Cnty, IL Ser A (FGIC Insured)........   5.500    11/15/31      5,226,700
  1,000    Illinois Hlth Fac Auth Rev Midwest
           Physician Grp Ltd Rfdg....................   5.500    11/15/19        836,750
  2,800    Will Cnty, IL Fst Presv Dist Ser B (FGIC
           Insd).....................................    *       12/01/16      1,427,748
                                                                            ------------
                                                                              21,248,393
                                                                            ------------
           INDIANA  6.5%
  3,065    Allen Cnty, IN War Mem Coliseum Additions
           Bldg Corp Ser A (AMBAC Insd)..............   5.750    11/01/25      3,302,967
  3,505    East Chicago, IN Elem Sch Bldg Corp First
           Mtg Rfdg (AMBAC Insd).....................   6.250    01/05/16      4,181,395
  3,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
           Lt........................................   6.375    11/01/29      2,697,360
                                                                            ------------
                                                                              10,181,722
                                                                            ------------
           KANSAS  4.6%
  5,000    Burlington, KS Pollutn Ctl KS Gas & Elec
           Co Proj Rfdg (MBIA Insd) (a)..............   7.000    06/01/31      5,223,000
  1,000    Dodge, KS Uni Sch Dist No 443 Rfdg (FGIC
           Insd).....................................   4.200    03/01/17        969,640
  1,000    Overland Park, KS Dev Corp Rev First Tier
           Overland Park Ser A.......................   7.375    01/01/32      1,022,680
                                                                            ------------
                                                                               7,215,320
                                                                            ------------
           LOUISIANA  5.5%
  2,855    Louisiana St Gas & Fuels Tax Rev Ser A
           (AMBAC Insd)..............................   5.375    06/01/16      3,116,147
  2,000    Louisiana Pub Fac Auth Rev Ochsner Clinic
           Fndtn Proj Ser B..........................   5.500    05/15/32      1,961,320
  2,000    New Orleans, LA Rfdg......................   5.500    12/01/21      2,198,720
  1,250    St Charles Parish, LA Pollutn Ctl Rev LA
           Pwr & Lt Co Proj (FSA Insd)...............   7.500    06/01/21      1,291,750
                                                                            ------------
                                                                               8,567,937
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           MARYLAND  8.3%
$ 6,325    Maryland St Hlth & Higher Ed Fac Auth Rev
           Greater Baltimore Med Ctr Rfdg (FIGC Insd)
           (a).......................................   5.000%   07/01/13   $  6,436,510
  6,270    Maryland St Hlth & Higher Ed Fac Auth Rev
           Subn Hosp Rfdg (AMBAC Insd) (a)...........   5.000    07/01/13      6,503,996
                                                                            ------------
                                                                              12,940,506
                                                                            ------------
           MASSACHUSETTS  2.7%
  2,000    Massachusetts St Dev Fin Agy Semass Sys
           Ser A.....................................   5.625    01/01/15      2,176,720
  1,705    Massachusetts St Hlth & Ed Fac Auth Rev
           Vly Regl Hlth Sys Ser C (Connie Lee
           Insd).....................................   7.000    07/01/09      2,042,965
                                                                            ------------
                                                                               4,219,685
                                                                            ------------
           MICHIGAN  4.1%
  2,000    Detroit, MI Downtown Dev Auth Tax
           Increment Rev Dev Area No 1 Proj Ser A
           Rfdg (MBIA Insd)..........................   4.750    07/01/25      1,928,580
  2,745    Michigan Muni Bond Auth Rev St Revolving
           Fd (Prerefunded @ 10/01/03)...............   5.400    10/01/14      2,893,806
  1,495    Michigan St Hsg Dev Auth Multi-Family Rev
           Ltd Oblig Hsg Orion Four Ser A (Var Rate
           Cpn)......................................   6.250    08/01/39      1,524,900
                                                                            ------------
                                                                               6,347,286
                                                                            ------------
           MISSISSIPPI  5.0%
  2,000    Mississippi Business Fin Corp Sys Energy
           Res Inc Proj..............................   5.875    04/01/22      1,852,720
  2,860    Mississippi Dev Bk Spl Oblig Cap Proj &
           Equip Acquisition Ser A2 (AMBAC Insd).....   5.000    07/01/24      2,892,003
  1,665    Mississippi Home Corp Single Family Rev
           Mtg Ser C.................................   7.600    06/01/29      1,841,623
    590    Mississippi Home Corp Single Family Rev
           Mtg Ser F (GNMA Collateralized)...........   7.550    12/01/27        647,909
    502    Mississippi Home Corp Single Family Rev
           Ser D (GNMA Collateralized)...............   8.100    12/01/24        540,328
                                                                            ------------
                                                                               7,774,583
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           MISSOURI  2.3%
$ 2,585    St. Louis, MO Arpt Rev....................   6.000%   01/01/05   $  2,630,315
  1,000    St. Louis, MO Indl Dev Auth Rev Sr Lien
           St. Louis Convention Ser A................   6.875    12/15/20        992,940
                                                                            ------------
                                                                               3,623,255
                                                                            ------------
           NEBRASKA  1.6%
  2,500    Nebraska Pub Pwr Dist Rev Ser B (AMBAC
           Insd).....................................   5.000    01/01/33      2,504,775
                                                                            ------------

           NEVADA  0.7%
  1,015    Nevada Hsg Div Single Family Pgm Mezz Ser
           E (FHA/VA Gtd)............................   6.900    10/01/11      1,049,896
                                                                            ------------

           NEW JERSEY  4.2%
  2,000    New Jersey Econ Dev Auth Dist Heating &
           Cooling Rev Trigen Trenton Ser A..........   6.200    12/01/10      2,001,800
  2,000    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airl Inc Proj.................   6.250    09/15/29      1,015,160
  2,500    New Jersey Econ Dev Auth Wtr Fac Rev NJ
           American Wtr Co Inc Proj Ser A (FGIC
           Insd).....................................   6.875    11/01/34      2,751,775
    830    New Jersey Hlthcare Fac Fin Auth Rev
           Trinitas Hosp Oblig Grp...................   6.500    07/01/03        844,865
                                                                            ------------
                                                                               6,613,600
                                                                            ------------
           NEW YORK  13.6%
  1,000    New York City Indl Dev Agy Civic Fac Rev
           Touro College Proj Ser A (d)..............   6.350    06/01/29        868,760
  2,520    New York City Ser B (Prerefunded @
           08/15/04).................................   7.250    08/15/19      2,789,993
  5,000    New York City Ser B1 (Prerefunded @
           08/15/04) (a).............................   7.000    08/15/16      5,513,750
      5    New York City Ser C.......................   7.250    08/15/24          5,020
  2,000    New York City Ser G.......................   5.750    02/01/14      2,143,640
  5,000    New York City Ser H (a)...................   5.250    03/15/14      5,471,000
  4,350    Triborough Brdg & Tunl Auth NY Rev Gen
           Purp Ser A (Prerefunded @ 01/01/03).......   5.000    01/01/12      4,374,447
                                                                            ------------
                                                                              21,166,610
                                                                            ------------
           NORTH CAROLINA  1.4%
  1,970    Piedmont Triad Arpt Auth NC Ser A (FSA
           Insd).....................................   5.250    07/01/13      2,168,044
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           OHIO  6.8%
$ 1,000    Akron, OH Ctfs Partn Akron Muni Baseball
           Stad Proj.................................   6.500%   12/01/07   $  1,092,540
  1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj......................................   7.500    01/01/30      1,099,280
  1,000    Delaware Cnty, OH Hlthcare Fac Rev Mtg
           Centrum at Willow Brook (FHA Gtd) (a).....   6.550    02/01/35      1,067,260
  2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
           Rfdg......................................   6.000    05/15/05      2,161,258
  1,000    Miami Cnty, OH Hosp Fac Impt Upper Vly Med
           Ctr Ser C Rfdg............................   6.000    05/15/06      1,067,100
  2,835    Ohio Hsg Fin Agy Mtg Rev Residential Ser
           A-1 (GNMA Collateralized).................   6.050    09/01/17      3,004,278
  1,030    Toledo Lucas Cnty, OH Port Auth Northwest
           OH Bd Fd Ser C............................   6.000    05/15/11      1,078,616
                                                                            ------------
                                                                              10,570,332
                                                                            ------------
           OKLAHOMA  1.6%
  1,000    Mc Alester, OK Pub Wks Auth Util Sys Rev
           Cap Apprec (FSA Insd).....................    *       02/01/31        209,620
  1,000    Mc Alester, OK Pub Wks Auth Util Sys Rev
           Cap Apprec (FSA Insd).....................    *       02/01/32        198,060
  1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
           (AMBAC Insd)..............................   6.250    11/01/22      1,151,020
  2,000    Tulsa, OK Muni Arpt Tr Rev Ser B Rfdg.....   5.650    12/01/35        980,740
                                                                            ------------
                                                                               2,539,440
                                                                            ------------
           OREGON  1.9%
  2,670    Multnomah Cnty, OR Sch Dist 007 Reynolds
           (Sch Brd Gtd).............................   5.625    06/15/14      3,013,763
                                                                            ------------

           PENNSYLVANIA  13.3%
  1,840    Delaware Cnty, PA Auth Hlthcare Rev Mercy
           Hlth Corp Southeastn Ser B (Prerefunded @
           11/15/05).................................   6.000    11/15/07      1,952,774
  6,000    Pennsylvania Intergovtl Coop Auth Spl Tax
           Rev City of Philadelphia Fdg Pgm
           (Prerefunded @ 06/15/03) (FGIC Insd)......   5.350    06/15/07      6,138,840

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           PENNSYLVANIA (CONTINUED)
$10,000    Pennsylvania St Ctfs Partn Ser A (AMBAC
           Insd) (a).................................   5.400%   07/01/09   $ 10,312,600
  2,000    Philadelphia, PA Hosp & Higher Ed Fac Auth
           Hosp Rev PA Hosp Rfdg (Escrowed to
           Maturity).................................   6.350    07/01/07      2,301,400
                                                                            ------------
                                                                              20,705,614
                                                                            ------------
           SOUTH CAROLINA  2.3%
  1,000    South Carolina Jobs Econ Dev Sr Myrtle
           Beach Convention Ser A....................   6.625    04/01/36      1,006,580
  2,500    South Carolina St Pub Svc Auth Rev Ser D
           Rfdg (FSA Insd)...........................   5.000    01/01/21      2,538,675
                                                                            ------------
                                                                               3,545,255
                                                                            ------------
           TENNESSEE  1.9%
  1,500    Elizabethton, TN Hlth & Ed Fac Brd Rev
           Hosp First Mtg Ser B Impt & Rfdg..........   8.000    07/01/33      1,681,935
  1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp
           Rev First Mtg MTN States Hlth Ser A Rfdg
           (MBIA Insd)...............................   7.500    07/01/25      1,255,660
                                                                            ------------
                                                                               2,937,595
                                                                            ------------
           TEXAS  13.3%
  1,500    Brazos River Auth TX Pollutn Adj TXU Elec
           Co Proj Ser C Rfdg........................   5.750    05/01/36      1,292,610
  5,000    Galena Park, TX Indpt Sch Dist Cap Apprec
           Rfdg (PSF Gtd)............................    *       08/15/28      1,225,900
  5,000    Houston, TX Area Wtr Corp. Northeast Wtr
           Purification Proj (FGIC Insd).............   5.125    03/01/32      5,040,250
  1,500    Houston, TX Arpt Sys Rev Spl Fac
           Continental Airl Ser B....................   6.125    07/15/17        836,355
  4,000    Houston, TX Arpt Sys Rev Sub Lien (FSA
           Insd).....................................   5.000    07/01/32      3,987,440
  5,000    Houston, TX Pub Impt Ser A Rfdg (FSA
           Insd).....................................   5.375    03/01/15      5,436,700
  1,000    Matagorda Cnty, TX Navig Dist No 1 Rev
           Houston Ltg Rfdg (AMBAC Insd).............   5.125    11/01/28      1,003,000
  2,000    Texas Tech Univ Rev Fin Sys Seventh Ser
           (MBIA Insd)...............................   5.000    08/15/31      1,995,300
                                                                            ------------
                                                                              20,817,555
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                 COUPON    MATURITY      VALUE
           UTAH  0.3%
$   510    Utah St Hsg Fin Agy Single Family Mtg Sr
           Ser D-2 (FHA/VA Gtd)......................   6.850%   07/01/25   $    520,389
                                                                            ------------

           VIRGINIA  1.0%
  1,485    Richmond, VA Indl Dev Auth Govt Fac Rev
           Bonds (AMBAC Insd)........................   5.000    07/15/15      1,613,943
                                                                            ------------

           WASHINGTON  8.5%
  5,000    Energy Northwest, WA Elec Rev Proj No 3
           Ser B Rfdg................................   6.000    07/01/16      5,689,500
  1,000    Grant Cnty, WA Pub Util Dist No 002
           Wanapum Hydro Elec Rev Ser B Rfdg (MBIA
           Insd).....................................   5.375    01/01/18      1,033,150
  2,030    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (MBIA Insd)......    *       07/01/13      1,265,461
  3,380    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 3 Rev Ser C Rfdg (MBIA Insd)......    *       07/01/15      1,862,650
  3,000    Washington St Ser B.......................   5.500    05/01/18      3,333,630
                                                                            ------------
                                                                              13,184,391
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  157.8%
  (Cost $232,927,163)....................................................    246,272,735

SHORT-TERM INVESTMENT  0.3%
  (Cost $400,000)........................................................        400,000
                                                                            ------------

TOTAL INVESTMENTS  158.1%
  (Cost $233,327,163)....................................................    246,672,735
OTHER ASSETS IN EXCESS OF LIABILITIES  2.8%..............................      4,376,060

PREFERRED SHARES  (60.9%)................................................    (95,025,660)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $156,023,135
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2002

 * Zero coupon bond

(a) Assets segregated as collateral for open futures transactions.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund
Sch Brd--School Board

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2002

ASSETS:
Total Investments (Cost $233,327,163).......................  $246,672,735
Cash........................................................       154,402
Receivables:
  Interest..................................................     3,937,860
  Investments Sold..........................................     3,919,316
Other.......................................................         2,851
                                                              ------------
    Total Assets............................................   254,687,164
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     3,196,685
  Investment Advisory Fee...................................       139,548
  Variation Margin on Futures...............................        61,766
  Administrative Fee........................................        21,469
  Affiliates................................................         7,125
Trustees' Deferred Compensation and Retirement Plans........       140,249
Accrued Expenses............................................        71,527
                                                              ------------
    Total Liabilities.......................................     3,638,369
Preferred Shares............................................    95,025,660
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $156,023,135
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($156,023,135 divided by
  10,806,700 shares outstanding)............................  $      14.44
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................  $    108,067
Paid in Surplus.............................................   148,388,654
Net Unrealized Appreciation.................................    13,327,778
Accumulated Undistributed Net Investment Income.............     3,733,979
Accumulated Net Realized Loss...............................    (9,535,343)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $156,023,135
                                                              ------------
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 95,000,000
                                                              ------------
NET ASSETS INCLUDING PREFERRED SHARES.......................  $251,023,135
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2002

INVESTMENT INCOME:
Interest....................................................  $14,118,609
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,631,771
Preferred Share Maintenance.................................      260,979
Administrative Fee..........................................      251,040
Legal.......................................................       28,060
Trustees' Fees and Related Expenses.........................       16,300
Custody.....................................................       15,617
Other.......................................................      191,668
                                                              -----------
    Total Expenses..........................................    2,395,435
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,723,174
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,489,533
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   18,348,902
                                                              -----------
  End of the Period:
    Investments.............................................   13,345,572
    Futures.................................................      (17,794)
                                                              -----------
                                                               13,327,778
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,021,124)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(3,531,591)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(1,344,123)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,847,460
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2002    OCTOBER 31, 2001
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 11,723,174        $ 12,040,772
Net Realized Gain...................................      1,489,533           4,500,849
Net Unrealized Appreciation/Depreciation During the
  Period............................................     (5,021,124)          5,612,207
Distributions to Preferred Shareholders:
  Net Investment Income.............................     (1,344,123)         (3,070,329)
                                                       ------------        ------------
Change in Net Assets from Operations................      6,847,460          19,083,499

Distributions to Common Shareholders:
  Net Investment Income.............................    (10,227,407)         (7,720,647)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     (3,379,947)         11,362,852

NET ASSETS:
Beginning of the Period.............................    159,403,082         148,040,230
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $3,733,979
  and $1,530,133, respectively).....................   $156,023,135        $159,403,082
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                         ------------------------------
                                                         2002 (a)     2001       2000
                                                         ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (b)...........  $ 14.75     $ 13.70    $ 13.14
                                                         -------     -------    -------
    Net Investment Income..............................     1.09        1.10       1.07
    Net Realized and Unrealized Gain/Loss..............     (.33)        .94        .61
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
      Net Investment Income............................     (.12)       (.28)      (.36)
      Net Realized Gain................................      -0-         -0-        -0-
                                                         -------     -------    -------
Total from Investment Operations.......................      .64        1.76       1.32
Less Distributions Paid to Common Shareholders:
      Net Investment Income............................      .95         .71        .76
      Net Realized Gain................................      -0-         -0-        -0-
                                                         -------     -------    -------
NET ASSET VALUE, END OF THE PERIOD.....................  $ 14.44     $ 14.75    $ 13.70
                                                         =======     =======    =======
Common Share Market Price at End of the Period.........  $ 13.66     $ 13.28    $11.250
Total Return (c).......................................   10.14%      24.99%      3.37%
Net Assets at End of the Period (In millions)..........  $ 156.0     $ 159.4    $ 148.0
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)....................................    1.54%       1.55%      1.66%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)......................    7.51%       7.77%      8.07%
Portfolio Turnover.....................................      33%         44%        22%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d).................................     .95%        .96%      1.00%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)......................    6.65%       5.79%      5.38%
SENIOR SECURITIES:
Total Preferred Shares Outstanding.....................    3,800       3,800      3,800
Asset Coverage Per Preferred Share (f).................  $66,065     $66,948    $63,958
Involuntary Liquidating Preference Per Preferred
  Share................................................  $25,000     $25,000    $25,000
Average Market Value Per Preferred Share...............  $25,000     $25,000    $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $.03, decrease net realized and unrealized gains and losses per share by $.03 and increase the ratio of net investment income to average net assets applicable to common shares by .19%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                     JANUARY 22, 1993
                                                                      (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                                OF INVESTMENT
------------------------------------------------------------------    OPERATIONS) TO
     1999       1998       1997       1996       1995       1994     OCTOBER 31, 1993
-------------------------------------------------------------------------------------
    $ 14.82   $  14.35   $  13.67   $  13.72   $  12.28   $  15.25       $  13.81
    -------   --------   --------   --------   --------   --------       --------
       1.07       1.09       1.10       1.12       1.15       1.18            .80
      (1.69)       .47        .67       (.07)      1.51      (2.93)          1.33
       (.28)      (.31)      (.31)      (.31)      (.34)      (.24)          (.14)
        -0-        -0-        -0-        -0-        -0-       (.01)           -0-
    -------   --------   --------   --------   --------   --------       --------
       (.90)      1.25       1.46        .74       2.32      (2.00)          1.99
        .78        .78        .78        .79        .88        .94            .55
        -0-        -0-        -0-        -0-        -0-        .03            -0-
    -------   --------   --------   --------   --------   --------       --------
    $ 13.14   $  14.82   $  14.35   $  13.67   $  13.72   $  12.28       $  15.25
    =======   ========   ========   ========   ========   ========       ========
    $11.625   $14.5625   $ 12.750   $ 11.750   $ 11.875   $ 10.750       $ 14.625
    -15.30%     20.97%     15.55%      5.69%     18.79%    -20.83%          8.26%*
    $ 142.0   $  160.2   $  155.1   $  147.7   $  148.3   $  132.7       $  164.8
      1.64%      1.62%      1.65%      1.67%      1.77%      1.61%          1.49%
      7.47%      7.47%      7.89%      8.23%      8.74%      8.52%          7.23%
        39%        18%        23%        24%        75%       165%           114%*
      1.01%      1.01%      1.01%      1.01%      1.06%       .99%          1.02%
      5.50%      5.35%      5.67%      5.91%      6.14%      6.76%          5.97%
      3,800      1,900      1,900      1,900      1,900      1,900          1,900
    $62,357   $134,297   $131,631   $127,743   $128,047   $119,868       $136,754
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2002, the Trust had $3,196,685 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities daily. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $2,051,745 increase in cost of securities and a corresponding $2,051,745 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the year ended October 31, 2002 was to increase net investment income by $296,995; decrease net unrealized depreciation by $219,225, and decrease net realized gains by $77,770. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $9,475,367 which will expire between October 31, 2003 and October 31, 2008. Of this amount, $6,109,988 will expire on October 31, 2003.

    At October 31, 2002 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $231,056,193
                                                              ============
Gross tax unrealized appreciation...........................  $ 20,205,860
Gross tax unrealized depreciation...........................    (4,589,318)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 15,616,542
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    The tax character of distributions paid during the years ended October 31, 2002 and 2001 was as follows:

                                                                2002       2001
Distributions paid from:
  Ordinary Income...........................................  $424,794    $11,178
  Long-Term capital gain....................................       -0-        -0-
                                                              --------    -------
                                                              $424,794    $11,178
                                                              ========    =======

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to capital loss carry-forward expiring in the current year totaling $778,172 was reclassified from accumulated net realized loss to paid in surplus. Additionally, a permanent book and tax difference relating to expenses which are not deductible for tax purposes totaling $457 was reclassified from accumulated undistributed net investment income to paid in surplus.

    As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $41,137

    Net realized gains and losses may differ for financial reporting purposes primarily as a result of gains or losses recognized for tax purposes on open future transactions on October 31, 2002.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

2. INVESTMENT ADVISORY AGREEMENT
AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..10% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2002, the Trust recognized expenses of approximately $15,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2002, the Trust recognized expenses of approximately $33,400 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $81,866,181 and $84,538,835, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended October 31, 2002, were as follows:

                                                              CONTRACTS
Outstanding at October 31, 2001.............................     -0-
Futures Opened..............................................     205
Futures Closed..............................................     -0-
                                                                 ---
Outstanding at October 31, 2002.............................     205
                                                                 ===

NOTES TO
FINANCIAL STATEMENTS

October 31, 2002

    The futures contracts outstanding as of October 31, 2002 and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Short Contracts:
  10-year U.S. Treasury Note Future, December 2002
    (Current Notional Value of $114,719 per contract).......      39           12,631
  5-Year U.S. Treasury Note Future, December 2002
    (Current Notional Value of $113,734 per contract).......     166          (30,425)
                                                                 ---         --------
                                                                 205         $(17,794)
                                                                 ===         ========

5. PREFERRED SHARES

The Trust has outstanding 3,800 APS in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is generally reset every 28 days through an auction process. At October 31, 2002, the average rate in effect was 1.774%. During the year ended October 31, 2002, the rates ranged from 1.200% to 1.800%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Strategic Sector Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Strategic Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Strategic Sector Municipal Trust as of October 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2002

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC SECTOR

MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2002. The Trust designated 96.34% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

1) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III.................................  9,324,096            140,030
Hugo F. Sonnenschein...................................  9,329,143            134,983

2) With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Theodore A. Myers........................................   2,909                 40

The other trustees of the Trust whose terms did not expire in 2002 are David C. Arch, Howard J Kerr, Rod Dammeyer, and Wayne W. Whalen.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1992  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (62)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1992  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (62)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (67)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1992  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (67)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging,
                           operations, the Marrow
                           Foundation and Lake
                           Forest Bank & Trust.
Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (62)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (62)  Mr. Sonnenschein is a
1126 E. 59th Street        Director of Winston
Chicago, IL 60637          Laboratories, Inc.

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman of the Board. Trustee/       96
(56)                                    since 1999  Director of funds in the Fund Complex. Prior
1 Parkview Plaza                                    to December 2002, Mr. Powers was Chairman,
Oakbrook Terrace, IL                                Director, President, Chief Executive Officer
60181                                               and Managing Director of Van Kampen; Chairman,
                                                    Director, Chief Executive Officer and Managing
                                                    Director of the Advisers, Distributor, Van
                                                    Kampen Advisors Inc. and Van Kampen Management
                                                    Inc.; Director of other subsidiaries of Van
                                                    Kampen; and Chief Sales and Marketing Officer
                                                    of Morgan Stanley Asset Management Inc. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.
Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          96
333 West Wacker Drive                   since 1992  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(56)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (49)        President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since December 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex. President and Chief Operating
                                                              Officer of Morgan Stanley since December 1998. President and
                                                              Director since April 1997 and Chief Executive Officer since
                                                              June 1998 of Morgan Stanley Investment Advisors Inc. and
                                                              Morgan Stanley Services Company Inc. Chairman, Chief
                                                              Executive Officer and Director of Morgan Stanley
                                                              Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust.
                                                              Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief
                                                              Strategic Officer of Morgan Stanley Investment Advisors Inc.
                                                              and Morgan Stanley Services Company Inc. and Executive Vice
                                                              President of Morgan Stanley Distributors Inc. April 1997-
                                                              June 1998, Vice President of the Morgan Stanley Funds May
                                                              1997-April 1999, and Executive Vice President of Dean
                                                              Witter, Discover & Co. prior to May 1997.
Joseph J. McAlinden (59)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc. and Director of Morgan
New York, NY 10020                                            Stanley Trust for 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1998  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                                   [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                                        VKS ANR 12/02          Member NASD/SIPC.
                                                                8717L02-AS-12/02